                                                                  Exhibit 99.245



                             PROPOSAL TO CALIFORNIA
                              DEPARTMENT OF WATER
                                   RESOURCES
















                                                               February 11, 2001

PEROTSYSTEMS(TM)------------------------------------------------------PSC 016366

PEROTSYSTEMS(TM)


February 13, 2001

Mr. Pete Garris
California Department of Water Resources
Operations Control Office
3310 El Camino Ave
Sacramento, CA 95821
Tel: 916-947-4705



Dear Pete,

Perot Systems Corporation is executed to have the opportunity to present this proposal for providing scheduling and settlements services to California Department of Water Resources (CDWR).

We understand the enormous responsibility that has been assigned to CDWR to lead California out of its current energy crisis. We also understand the tremendous technical and business challenge that your organization is facing in providing scheduling and settlements services to CDWR. We are uniquely qualified to offer CDWR solutions that will mitigate its technical and business risks. Prominent among our qualifications are:

     - Perot Systems was a principal member of the teams that designed, developed and implemented scheduling and settlements business and IT solutions for both the California ISO and the California PX (CalPX).

     - Perot Systems developed and integrated the scheduling and settlements systems that are currently being used at CalPX - we believe that the scheduling and settlements solutions that would meet CDWR's needs are very similar to those currently being used by CalPX.

     - Perot Systems staff that will be engaged in this "process" has been operating all the IT infrastructure, applications and business processes that CalPX currently uses for its scheduling and settlements functions.

The proposal that follows details our approach which is intended to enable CDWR to optimize between its competing objectives of risk mitigation and cost control. We welcome the opportunity to discuss our proposal with you in greater detail, and look forward to working with you. Please contact me at (626) 537-3027 should you have any question regarding our proposal.


Sincerely,


/s/ Dariush Shirmohammadi

Dariush Shirmohammadi
Director, Energy Industry


cc: Ken Scott                     Jim Cribarl                   Marjan Mohtashan
    Linda Curts                   Fulin Zhuang                  Chris Taylor





                                                                      PSC 016367

     1000 South Fremont, Suite 6200, Alhambra, CA 91803      Phone: 626.537.3000

Executive Summary

DISCLOSURE PROTECTION NOTICE


This proposal to the California Department of Water Resources (CDWR) is the property of Perot Systems and contains confidential and/or proprietary information of Perot Systems. It shall not be disclosed outside of CDWR and shall not be duplicated, used, or disclosed--in whole or in part--for any purpose other than to evaluate this proposal. CDWR's review of this material is considered acceptance of this Disclosure Protection Notice. Should this be unsatisfactory, please return this material to Perot Systems. If, however, a contract is awarded to Perot Systems as a result of--or in connection with--this submission, this proposal shall be subject to the confidentiality, proprietary rights, and nondisclosure provisions of the resulting contract.



(C) Copyright 2001 Perot Systems Corporation. All Rights Reserved.








                                                                      PSC 016368
--------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001           February 11, 2001          Page ii

Executive Summary
--------------------------------------------------------------------------------
     T A B L E   O F   C O N T E N T S

EXECUTIVE SUMMARY ........................................................    iv
     Solution 1:  Scheduling and Settlements Operations Services .........     v
     Solution 2:  Scheduling and Settlements Application Hosting .........    vi
     Solution 3:  Software Solution ......................................  viii
     Optional Services and Solutions .....................................    ix
     Our Plan ............................................................    ix
     Pricing .............................................................     x
     Comparison with Another Service Provider ............................    xv
     Summary ............................................................. xviii

ABOUT PEROT SYSTEMS ......................................................   xix

SOLUTION OFFERING ........................................................    21
     Stage One: Requirements Analysis and Design..........................    22
     Stage Two: Integration with CDWR Business Processes/Systems ..........   22
     Stage Three: Service Offering .......................................    23

TECHNOLOGY ...............................................................    38
     Web-based Architecture ..............................................    38
     Full Redundancy .....................................................    39
     Backup Site (available 6/30/01) .....................................    39
     Database Platforms ..................................................    40
     Hardware and Software Platforms .....................................    41

PRICING ..................................................................    42
     Pricing for Solution 1 ..............................................    42
     Pricing for Solution 2 ..............................................    43
     Pricing for Solution 3 ..............................................    44
     Pricing for Optional Services .......................................    45
     Example Pricing of our Services .....................................    46



                                                                      PSC 016369
--------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001           February 11, 2001         Page iii

Executive Summary
--------------------------------------------------------------------------------


EXECUTIVE SUMMARY

Perot Systems Corporation(1) is very pleased to present this proposal for providing scheduling and settlements services to California Department of Water Resources (CDWR).

We understand the enormous responsibility that has been assigned to CDWR to lead California out of its current energy crisis. We also understand the tremendous technical and business challenge that your organization is facing in providing scheduling and settlements services to CDWR in order for it to successfully meet its obligations.

Perot Systems is uniquely qualified to offer CDWR solutions that will mitigate its technical and business risks. Prominent among our qualifications are:

     - Perot Systems was a principal member of the teams that designed, developed and implemented scheduling and settlements business and IT solutions for both the California ISO (Cal ISO) and the California PX (CalPX).

     - Perot Systems developed and integrated the scheduling and settlements systems that are currently being used at CalPX. We believe that the scheduling and settlements solutions that would meet CDWR's needs are very similar to those currently being used by CalPX. In fact, we know of no other solution provider in the marketplace who has as complete a solution as Perot Systems does to meet CDWR's immediate and long-term needs - please see our comparison table at the end of this executive summary for a better illustration of this point.

     - Perot Systems staff that will be engaged in this "process" has been operating all the IT infrastructure, applications and business processes that CalPX currently uses for its scheduling and settlements functions.

In this proposal, Perot Systems presents CDWR with three solution options for it to perform its scheduling and settlements functions. Each of these solutions has its own specific characteristics and enables CDWR to optimize between its competing objectives of risk mitigation and cost control. The three solution options for CDWR are as follows:

SOLUTION 1:  Provide CDWR with scheduling and settlements operations services.


                                                                      PSC 016370

---------------

(1) For the purpose of this proposal, Perot Systems includes its subcontracting partners such as PowerMeter, Inc.

-------------------------------------------------------------------------------
(C)Perot Systems Corporation, 2001      February 11, 2001               Page iv

Executive Summary
-------------------------------------------------------------------------------


     SOLUTION 2: Provide CDWR with scheduling and settlements applications hosting services. In this solution, CDWR would run scheduling and settlements business processes using its own staff.

     SOLUTION 3: Provide CDWR with a software solution for scheduling and settlements and integrate the same into CDWR's current infrastructure. In this solution, CDWR would run scheduling and settlements business and IT processes using its own staff.

     We describe these solution options in further detail below where Perot Systems will attempt to highlight their main benefits from CDWR's point of view.

     We must emphasize that for all our solution options, CDWR will be the official Scheduling Coordinator vis-a-vis Cal ISO and rest of the marketplace. Perot System will solely act as an agent of CDWR in providing the essential services that it needs.

     --------------------------------------------------------------------------

     SOLUTION 1: SCHEDULING AND SETTLEMENTS
     OPERATIONS SERVICES

     --------------------------------------------------------------------------

     In this solution option, Perot systems will provide scheduling and settlements operations services to CDWR on 7x24 basis. In this solution, Perot Systems will:

     - Design interfaces between CDWR's business operation processes and systems and Perot Systems scheduling and settlements operation processes and systems;

     - Implement a file based interface to CDWR's existing data sources and its participants data sources;

     -    Register CDWR's resources with the ISO;

     -    Operate the scheduling and settlements processes;

     - Interface with the ISO on scheduling and settlements processes, questions or concerns;

     - Track ISO processes and system changes and adapt its processes and systems to meet such changes as necessary; and

     -    Track and facilitate settlements disputes with the ISO.

     As we will describe later in this proposal, we price these services based on a subscription fee and a volumetric charge.

     The main characteristics of this solution are:

-------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001          February 11, 2001           Page v

Executive Summary
-------------------------------------------------------------------------------

     - It practically eliminates all risks associated with setting up and running CDWR's scheduling and settlements operations and allows CDWR to concentrate on building and operating its other much needed services

     - This service can start practically immediately after Perot Systems and CDWR have entered into an agreement for this solution.


                                   [GRAPHIC]


     --------------------------------------------------------------------------

     SOLUTION 2: SCHEDULING AND SETTLEMENTS
     APPLICATION HOSTING

     --------------------------------------------------------------------------

     In this solution, CDWR would operate its scheduling and settlements services using an application hosting service provided on 7x24 basis by Perot Systems. For this purpose Perot Systems will:

                                                                      PSC 016372
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001          February 11, 2001          Page vi

EXECUTIVE SUMMARY
--------------------------------------------------------------------------------

     - Design the interface between CDWR's business systems and Perot Systems' scheduling and settlements systems;

     - Implements a file based interface to CDWR's existing data sources and its participants data sources;

     - Provide CDWR's operators with access to its scheduling and settlements systems and applications;

     -    Present ISO settlements statements in the file format; and

     - Track ISO system changes and adapt its systems to meet such changes as necessary.

As we will describe later in this proposal, we price our applications hosting services based on a subscription fee and a volumetric charge.

The main characteristics of this solution are as follows:

     - It practically eliminates all risks associated with setting up and running scheduling and settlements systems and applications, while keeping all business operations under CDWR's control.

     - This service can start almost immediately after Perot Systems and CDWR have entered into an agreement for such services.

                                   [GRAPHIC]


                                                                      PSC 016373
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001        February 11, 2001            Page vii

Executive Summary
--------------------------------------------------------------------------------
SOLUTION 3: SOFTWARE SOLUTION

In this solution, Perot Systems will install and integrate its scheduling and settlements systems and applications into CDWR's current infrastructure. For this purpose Perot Systems will:

     - Specify CDWR's hardware and system software needs;

     - Design the interface between CDWR's business systems and Perot Systems' scheduling and settlements systems;

     - Install Perot System' scheduling and settlements applications on CDWR's hardware platform;

     - Implement a file based interface between CDWR's business systems and the installed scheduling and settlements systems; and

     - Track ISO system changes and adapt its systems to meet such changes based on projects.

Should you use this solution option, CDWR will pay a license fee for our systems and software. Integration services will be provided on time and material (T&M) basis. All major system and application changes will be made on T&M basis.

                                  [CDWR GRAPH]

                                                                       PSC 01637
--------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001 February 11, 2001                  Page viii

Executive Summary
--------------------------------------------------------------------------------

     The main feature of this solution is that it keeps all business and IT operations under CDWR's control. Installation and integration services will start immediately after Perot Systems and CDWR have reached an agreement for this solution.

     ----------------------------------------------------------------------
     OPTIONAL SERVICES AND SOLUTIONS
     ----------------------------------------------------------------------

     In addition to the previously described services, Perot Systems can provide CDWR with the following services and solutions to improve the efficiency of its operation. These are:

          - Transparently integrating our scheduling and settlements processes and systems with CDWR's existing processes and systems (CDWR's processes and systems permitting);

          - Integrating CDWR's "participants" into its settlements process and system including allocating and invoicing CDWR's participants' share of charges (based on CDWR's required formulas);

          - Developing interfaces between CDWR's scheduling and settlements systems and those of additional Control Area Operators (CAOs) with minimum possible changes to CDWR's processes and systems;

          -    Managing CDWR's real-time resource dispatch and tagging needs;

          -    Processing and validating CDWR's meter data;

          - Providing energy trading services -- WITHOUT taking title in the power or clearing such trades; and

          -    Consulting on RTO developments around the nation.

     As we will describe below, depending on your selection of a solution option, our pricing mechanism will vary. Regardless of the pricing option, however, our approach allows you to only take on the services you need and disregard the ones that have little or no value to you.

     ----------------------------------------------------------------------
     OUR PLAN
     ----------------------------------------------------------------------

     Once CDWR accepts one of these solutions, Perot Systems will engage at CDWR through a three-stage process:



                                                                      PSC 016375
--------------------------------------------------------------------------------
(c)Perot Systems Corporation, 2001           February 11, 2001           Page ix

Executive Summary
-------------------------------------------------------------------------------

     STAGE 1 - REQUIREMENTS STUDY: Perot Systems will immediately enter into contract negotiations with CDWR in parallel and based on a letter of intent, Perot Systems will start providing requirements analysis and design services to CDWR.

     STAGE 2 - INTEGRATION DESIGN AND IMPLEMENTATION: Upon completion of Stage 1 and execution of a services agreement, Perot Systems will start its integration design and implementation (the nature of which will depend on the selected solution).

     STAGE 3 - SERVICE OFFERING: Finally, depending on the selected solution, Perot Systems will either enter into an operation service, an application hosting service or a software installation effort.

     The timeline for Stage 2 and 3 activities can only be determined after the Stage 1 requirements study is completed.


     ---------------------------------------------------------------------
     PRICING
     ---------------------------------------------------------------------

     As indicated above, our pricing will vary depending on the selected solution. In the following we present our pricing options.


     PRICING FOR SOLUTION 1
     ---------------------------------------------------------------------

     In this solution Perot Systems will charge a monthly subscription fee and a monthly volumetric fee for its scheduling and ISO settlements operations services.(2) The minimum term for this service is two years. There will also be separate T&M charges for our services in Stage 1 and 2 of the proposal. However, these charges will be fully refunded over the two-year term. Under this solution Perot Systems will track ISO business process and systems changes to ensure compatibility with such changes.


-------------------------------------------------------------------------------
  STAGE           PRICING           RATE                 COMMENTS
                 MECHANISM
-------------------------------------------------------------------------------
    1.              T&M            200/hr      Will not exceed $100K. Fees
Req study        with a cap                    will be fully refunded during
                                               the 2-year operation term.
-------------------------------------------------------------------------------

----------
(2) 20% discount will apply to subscription and volumetric fees if 7x24 operations is not required.

                                                                      PSC 016376
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001     February 11, 2001                 Page x

Executive Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                   PRICING
STAGE             MECHANISM               RATE                      COMMENTS
--------------------------------------------------------------------------------------------
    2.              T&M                   $200/hr         Will determine a cap based on
File based       with a cap                               Stage 1. Fees will be fully
Integration                                               refunded during the 2-year
                                                          operation term.
--------------------------------------------------------------------------------------------
    3.           Subscription          Subscription:      - Subscription fee covers 2.5
 Business           plus              $550,000/month        TWh per month of energy and
Operation         Volumetric                                250 GWh per month of capacity
                                       Volumetric:          scheduling and ISO settlements
                                    2.5-5 (cents)/MWh
                                         Per side         - Volumetric fee is 5 (cents)/
                                                            MWh per side for the second
                                                            25TWh of energy or the
                                                            second 250 GWh per month
                                                            of capacity scheduling and
                                                            settlements per month.

                                                          - Volumetric fee is 2.5 (cents)/
                                                            MWh per side for energy or
                                                            capacity scheduling and
                                                            settlements exceeding 5 TWh
                                                            per month for energy and
                                                            500 GWh for capacity.
--------------------------------------------------------------------------------------------


PRICING FOR SOLUTION 2
--------------------------------------------------------------------------------

In this solution, Perot Systems will charge a monthly subscription fee and a monthly volumetric fee for its scheduling and settlements application hosting services.(3) The minimum term for this service is two years. There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. However, these charges will be fully refunded over the two-year term. Under this solution Perot Systems will track ISO systems changes to ensure compatibility with such changes.


---------------
(3) 20% discount will apply to subscription and volumetric fees if 7x24 operation is not required.

                                                                      PSC 016377
--------------------------------------------------------------------------------
(C)Perot Systems Corporation, 2001          February 11, 2001            Page xi

Executive Summary
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------
STAGE            PRICING       RATE        COMMENTS
                MECHANISM
-----------------------------------------------------------------------------
   1.            T&M         $200/hr      Will not exceed $100K. Fees will
Req Study    with a cap                   be fully refunded during the 2-year
                                          service term.
-----------------------------------------------------------------------------

   2.            T&M         $200/hr      Will determine a cap based on
File based   with a cap                   Stage 1. Fees will be full refunded
Integration                               during the 2-year service term.
-----------------------------------------------------------------------------

   3.        Subscription  Subscription   - Subscription fee covers 2.5 TWh
Application     plus      $300,000/month    per month of energy and 250
  Hosting    Volumetric                     GWh per month of capacity
                          Volumetric:       scheduling and settlements
                         1.5-3(cents)/MWh
                           Per side       - Volumetric fee is 3(cents)/MWh per
                                            side for the second 2.5TWh of
                                            energy or the second 250 GWh
                                            per month of capacity scheduling
                                            and settlements per month

                                          - Volumetric fee is 1.5(cents)/MWh per
                                            side for energy or capacity
                                            scheduling and settlements
                                            exceeding 5 TWh per month for
                                            energy and 500 GWh for
                                            capacity.

-----------------------------------------------------------------------------
PRICING FOR SOLUTION 3

-----------------------------------------------------------------------------
In this solution Perot Systems will charge a license fee and an annual maintenance fee for its scheduling and settlements applications. There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. Under this solution, Perot Systems will track ISO systems changes to ensure compatibility with such changes. CDWR will pay for installation and integration of such changes.

                                                                      PSC 016378
--------------------------------------------------------------------------------
(C)Perot Systems Corporation, 2001       February 11, 2001         Page xii

Executive Summary
--------------------------------------------------------------------------------

                  Pricing          Rate                      Comments
   Stage         Mechanism
--------------------------------------------------------------------------------
     1.            T&M            $200/hr        Will not exceed $100K. Will
 Req study      with a cap                       provide up to 100 hours of
                                                 study at no charge to CDWR
                                                 once license fee is paid.
--------------------------------------------------------------------------------
     2.            T&M            $200/hr        Cap will be determined at the
File based      with a cap                       end of Stage 1. Will provide up
Integration                                      to 400 hours of integration
                                                 services at no charge to CDWR
                                                 once license fee is paid.
--------------------------------------------------------------------------------
     3.        Upfront and       License:        All major system/application
License fee   annual license    $2,000,000       changes due to ISO will be
                                                 priced on T&M basis.
                                Maintenance:
                               $400,000/year
--------------------------------------------------------------------------------

PRICING FOR OPTIONAL SERVICES
--------------------------------------------------------------------------------

The following present the price menu of our optional services. All three options of operations services, application hosting and software solutions are available for these optional services. CDWR may choose one or more of these services and the method of delivery in conjunction with one of the base solutions offered earlier. It is necessary for the delivery option for optional services to be consistent with that of the selected solution option.

Optional Service            Operations         Applications         Software
                            Service(4)          Hosting(5)          Solution
--------------------------------------------------------------------------------
  Integration with        Subscription:       Subscription:         License:
 CDWR "participants"      $60,000/month       $40,000/month         $500,000
and allocation of all    (3 participants)    (3 participants)
 charges among these                                              Maintenance:
    participants           $8,000/month        $5,000/month      $100,000/Year
                          per additional      per additional
                           participant         participant        Integration:
                                                                    $200/hr
                                                                 (For more than
                                                                  100 hours of
                                                                   services)
--------------------------------------------------------------------------------

--------------
(4)  Integration services are included.
(5)  Integration services are included.

                                                                      PSC 016379
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001     February 11, 2001              Page xiii

Executive Summary
--------------------------------------------------------------------------------

OPTIONAL SERVICE         OPERATIONS             APPLICATIONS          SOFTWARE
                         SERVICE(4)             HOSTING(5)            SOLUTION
Real-time Dispatch       $25,000/month          Subscription:         License:
and Tagging Services     per staff              $25,000/month         $250,000

                                                                      Maintenance:
                                                                      $50,000/Year

                                                                      Integration:
                                                                      $200/hr
                                                                      (For more than
                                                                      50 hours of
                                                                      services)
------------------------------------------------------------------------------------
Trading:                 2 cents/MWh per side   1.2 cents/MWh per     License:
Clearing Auction         (No clearing)          side                  $500,000
Bilateral Matching
Pay as bid                                                            Maintenance:
                                                                      $100,000/Year
                                                                      Integration:
                                                                      $200/hr
                                                                      (For more than
                                                                      100 hours of
                                                                      services)
------------------------------------------------------------------------------------
Transparent              N/A                    N/A                   $200/hr
integration with
existing & new
systems
------------------------------------------------------------------------------------
Meter data processing    Subscription:          Subscription:         N/A
and validation           $45,000/month          $25,000/month
(including MDAS and      (3 participants)       (3 participants)
metering interface       &                      &
software)                $5,000/month           $3,000/month
                         per additional         per additional
                         participant            participant
------------------------------------------------------------------------------------

                                                                      PSC 016380
--------------------------------------------------------------------------------
(c)Perot Systems Corporation, 2001       February 11, 2001              Page xiv

Executive Summary
--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     COMPARISON WITH ANOTHER SERVICE PROVIDER
     ----------------------------------------------------------------------

     The following table compares Perot Systems services with those of another scheduling and settlements services provider in California. This table, which has been developed based on information openly available on the services of this provider, clearly indicates the completeness of our solution offering.

     --------------------------------------------------------------------------------
     SERVICES, SYSTEMS           PEROT SYSTEMS                   OTHER MAJOR SERVICE
     AND QUALIFICATIONS                                                 VENDOR
     --------------------------------------------------------------------------------
     Scheduling            DA, HA, Ancillary Services,    DA, HA, Ancillary Services,
                           Supplemental Energy,           Supplemental Energy,
                           ETC/FTR, Bilateral             Bilateral Scheduling
                           Scheduling, Inter-SC
                           Adjustment Bids
     --------------------------------------------------------------------------------
     Real-time dispatch    Optional service               Not mentioned
     and tagging
     --------------------------------------------------------------------------------
     HUB locations         25 Zones                       8 hubs
     --------------------------------------------------------------------------------
     Metering              Process and Validate meter     None
                           data from and provide
                           Settlement Quality Meter
                           Data to ISO (optional
                           service).
     --------------------------------------------------------------------------------
     Dispute Processing    Developed a fully functional   Not mentioned
                           dispute processing and
                           tracking system. The model
                           is expandable to provide
                           predictive disputes.
     --------------------------------------------------------------------------------
     ISO System            Fully automated data           Not mentioned
     Interface             communication of all ISO
                           schedule and settlement data.
     --------------------------------------------------------------------------------
     Settlements and       All ISO charge types for       Few participants
     Billing               over 70 participants in CA
                           alone.
     --------------------------------------------------------------------------------
     10 minute             Provided                       Not mentioned
     Settlements
     --------------------------------------------------------------------------------
     Settlement and        Web based                      Web based
     Billing data access
     --------------------------------------------------------------------------------

                                                                      PSC 016381
--------------------------------------------------------------------------------
(C)Perot Systems Corporation, 2001           February 11, 2001           Page xv

Executive Summary
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
SERVICES, SYSTEMS                       PEROT SYSTEMS                        OTHER MAJOR SERVICE
AND QUALIFICATIONS                                                                 VENDOR
------------------------------------------------------------------------------------------------------
ISO Public Market                     Provided                           Not Mentioned
Information
------------------------------------------------------------------------------------------------------
Handling of ISO                       Provided. Sharing among            Uplift spread over
charges                               participants as an optional        participants
                                      service.
------------------------------------------------------------------------------------------------------
Service Schedule                      7 by 24 operation                  Capable of 7 by 24 operation
------------------------------------------------------------------------------------------------------
IT Team                               Provided IT support to             Handling less than 5% of
Experience                            CalPX that handled 80% of          California market?
                                      California electric energy
                                      market. Developed a
                                      majority of improvement
                                      applications in PX trading,
                                      settlement, metering and
                                      finance systems. Made all
                                      PX system changes to
                                      accommodate ISO market
                                      and system changes.
                                      Conduced numerous Market
                                      Simulation including ISO
                                      and IOUs to provide End to
                                      End integration test before
                                      introducing change. Provide
                                      complete help desk and
                                      computer operation services
                                      using Perot's pool of
                                      resources. Runs a Program
                                      Office applying proven
                                      project management
                                      technologies. IT project
                                      success (on schedule, under
                                      budget) rate close to 95%.
------------------------------------------------------------------------------------------------------
Business Team                         Involved in the design             Not mentioned
Experience                            implementation and
                                      operation of ISO and PX
                                      from day one. Intimately
                                      familiar with energy market
                                      and utility financing and
                                      operation. Team experts
------------------------------------------------------------------------------------------------------

                                                                      PSC 016382
(c)Perot Systems Corporation, 2001        February 11, 2001            Page xvi

EXECUTIVE SUMMARY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 SERVICES, SYSTEMS               PEROT SYSTEMS                   OTHER MAJOR SERVICE
 AND QUALIFICATIONS                                                     VENDOR
-----------------------------------------------------------------------------------------------
                           published widely on major
                           market issues. Handled 80%
                           of California energy market.
-----------------------------------------------------------------------------------------------
Operation Team             Handled 80% of California           Not mentioned
Experience                 spot market and long term
                           contract market (yearly,
                           quarterly and month).
                           Conducted Web based real-
                           time energy auction for the
                           Alberta Balancing Power
                           Pool.
-----------------------------------------------------------------------------------------------
Company Financial          See Annual Report.                  See Annual Report
Strength
-----------------------------------------------------------------------------------------------
Interface with             Web based, initially file           Web based, limited GUI
Participant Systems        based
-----------------------------------------------------------------------------------------------
System Platforms           NT, MS SQL                          NT, MS SQL
-----------------------------------------------------------------------------------------------
Participant System         PC compatible workstations          PC compatible workstations
Requirements               running Windows 85, 98,             running Windows 85, 98 and
                           2000 and NT                         NT
-----------------------------------------------------------------------------------------------
Data Transmission          SSL, 128 bit encryption             SSL, 128 bid encryption
security
-----------------------------------------------------------------------------------------------
Clearing and Credit        Not offered in California so        Offered to certain extent.
Management                 as to insulate participants         Can lead to similar failures as
                           from the current credit crisis.     the PX has experienced with
                                                               large participants default.
                                                               Large California utilities will
                                                               have difficulty to trade with
                                                               credit self-management
                                                               participants due to the
                                                               utilities current credit
                                                               standings.
-----------------------------------------------------------------------------------------------
Trading services           Clearing auction                    Pay as bid trading limited to
                           Bilateral matching                  zonal level only
                           Pay as bid
                           Block forward (optional)
-----------------------------------------------------------------------------------------------



                                                                      PSC 016383
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001     February 11, 2001              Page xvii

Executive Summary
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SERVICES, SYSTEMS              PEROT SYSTEMS           OTHER MAJOR SERVICE
AND QUALIFICATIONS                                             VENDOR
--------------------------------------------------------------------------------
Credit Evaluation          Part of trading service        Not mentioned
--------------------------------------------------------------------------------
Pricing                    Volumetric and subscription    Volumetric
--------------------------------------------------------------------------------
Scheduling/Settlements     5.83(cents)/MWh per side       6.25(cents)/MWh per
Fee (based on 7.5 TWH/                                    side
months
--------------------------------------------------------------------------------
Trading Fee                2(cents)/MWh per side          3(cents)/MWh per side
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
We are confident that one of our proposed solutions will meet CDWR's immediate and long-term technical and business objectives of providing scheduling and settlements services in California. In fact, we believe that only our solutions can meet CDWR's very aggressive timeline while at same time remaining cost effective. Finally, our operations or applications hosting solution option will mitigate CDWR's ongoing risk of keeping up with Cal ISO's and market's ongoing business processes or systems changes.(6)





---------------------------

(6) Last year alone CalPX spent $3.5M in software development to keep pace with Cal ISO business process and system changes

                                                                      PSC 016384
--------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001     February 11, 2001          Page xviii

About Perot Systems
-------------------------------------------------------------------------------

     ABOUT PEROT SYSTEMS

     Perot Systems has been providing business solutions and information technology services worldwide. Our success lies with out continued ability to serve our clients by helping them to better serve their customers. Perot Systems look to these end-customers for direction and insight, rather than pursuing past successes or competitors.

     OUR CLIENTS UNDERSTAND that finding or creating customer value is the only way to survive. They think strategically about technology, and they are focused on achieving both market leadership and operational excellence. Our clients understand the significance of the Internet economy dynamics and have a passion to seize the opportunities they provide.

     PEROT SYSTEMS INTEGRATE THREE CORE DISCIPLINES - business integration; systems integration, including applications development; and information technology infrastructure services - to help clients serve their customers better and more creatively. Business integration includes working with clients to develop and implement information technology strategies, process redesign, and change management. Systems integration and applications development includes the design and implementation of new and existing information technology systems for clients, including both custom-developed and packaged software. Information technology infrastructure services include information technology outsourcing, staffing, and infrastructure management.

     PEROT SYSTEMS COMBINE THESE THREE DISCIPLINES to assist clients in both improving the way they do business and creating new business offerings. Our multi-disciplined teams combine industry expertise with leading-edge technical and professional skills. As a flat, highly collaborative organization, Perot Systems have built a smooth engagement model composed of joint teams working together to deliver high-value business benefits. Additionally, Perot Systems bring in and coordinate third parties when appropriate, to ensure optimal, best-of-breed solutions.

     PEROT SYSTEMS ENSURE OUR ABILITY TO CONSISTENTLY DELIVER RAPID, RELIABLE SOLUTIONS by applying tested methods and processes, employing experienced Account Managers, and implementing intense management review. Perot Systems have defined and refined our methodologies through our extensive experience, and Perot Systems assign to each client an Account Manager experienced in those methodologies, as well as in the industry and information technology. Additionally,

-------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001          February 11, 2001         Page xix

About Perot Systems
-------------------------------------------------------------------------------

     our leadership team reviews accounts each month, using a "dashboard" tool that reflects key performance metrics.

     PEROT SYSTEMS BUILD LONG-TERM RELATIONSHIPS with our clients, investing ourselves in their business strategies and their success in realizing their business goals. Perot Systems view ourselves as business "partners," so instead of simply providing vendor services, Perot Systems work with clients to understand their business, their customers, how they can best achieve their business goals, and how IT can facilitate that achievement. And then Perot Systems work with them to implement their business strategy, information technology strategy, process redesign, and change management. Perot Systems treat every client problem as our own.

     PEROT SYSTEMS LOCATIONS & GEOGRAPHIC INFORMATION

     Perot Systems has a substantial global presence including sales centers, systems integration centers, and operational support centers. Perot Systems have established these centers based on our desire to penetrate specific markets and the operational and support requirements of our global clients. Over 7500 associates are dedicated to providing world-class service to these clients.

     In Europe, Perot Systems has key data centers and help desk operations in Dublin, Ireland and London, England. In addition, Perot Systems provide operational and systems integration services in a number of European locations including France, Germany, Switzerland, The Netherlands, and England.

     In Asia, Perot Systems continues to build an operational presence in the Pacific Rim with data center and operational support centers in Hong Kong, Japan, and Singapore including substantial systems integration capabilities in these locations as well as India.

     In the United States, Perot Systems has worked to consolidate data center operations creating economies of scale for our clients. Perot Systems operates help desk and data centers in Sacramento, San Diego, San Francisco, Auburn Hills, Chicago, Dallas, and Stamford. Additionally, Perot Systems have systems integration centers in Denver, Dallas, Los Angeles and Reston, Virginia.

     Perot Systems has a significant established base of business in Europe, Asia, and North America. Perot Systems plan to aggressively build this base with existing clients an new clients while expanding our presence in countries within these regions. Additionally, our relationship with global clients will result in expansion to new regions and countries as our client base continues to grow, and as Perot Systems obtain new global client relationships. Perot Systems intend to pursue this geographic growth on a proactive basis.

                                                                      PSC 016386
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001         February 11, 2001            Page xx

Solution Offering

SOLUTION OFFERING

CDWR Challenge: CDWR must operate a seamless scheduling and settlements process with Cal ISO and its participants for ensuring the operational and business viability of solution to the California energy crisis. In achieving this objective, CDWR must handle schedules and preserve the transparency and audit-ability of all actions.

Our solution: Using proven technologies, Perot Systems will quickly and efficiently fit its solution to match CDWR's needs. Our solutions, designed to interface with Cal ISO, have been completely field tested and proven.

To help CDWR meet its challenges, we offer three solution options:

SOLUTION 1: Provide CDWR with scheduling and settlements operations services.

SOLUTION 2: Provide CDWR with scheduling and settlements applications hosting services. In this solution, CDWR would run scheduling and settlements business processes using its own staff.

SOLUTION 3: Provide CDWR with a software solution for scheduling and settlements and integrate the same into CDWR's current infrastructure. In this solution, CDWR would run scheduling and settlements business and IT processes using its own staff.

Each of three solution options will be offered using a three step process consisting of:

STAGE 1 - REQUIREMENTS STUDY: Perot Systems will immediately enter into contract negotiations with CDWR in parallel and based on a letter of intent, Perot Systems will start providing requirements analysis and design services to CDWR.

STAGE 2 - INTEGRATION DESIGN AND IMPLEMENTATION: Upon completion of Stage 1 and execution of a services agreement, Perot systems will start its integration design and implementation (the nature of which will depend on the selected solution).

STAGE 3 - SERVICE OFFERING: Finally, depending on the selected solution, Perot Systems will either enter into an operation service, an application hosting service of a software installation effort.

                                                                      PSC 016387
--------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001       February 11, 2001              Page 21

Solution Offering
--------------------------------------------------------------------------------

In the following, we describe the stages of this three-stage process and the essential components of services or software solutions that Perot Systems would provide to CDWR regardless of the selected solution option.


--------------------------------------------------------------------------------
STAGE ONE: REQUIREMENTS ANALYSIS AND DESIGN
--------------------------------------------------------------------------------

A team of Perot Systems business consultants, system analysts, information system architects and project managers will join with CDWR at the CDWR site for a three-day workshop to accomplish the following:

     - Understand CDWR's short-term and long-term energy business functions;

     - Document the existing CDWR information system status and conditions:

     - Identify systems requirements necessary for Perot Systems to deliver the selected solution to CDWR;

     - Develop an initial system design of necessary changes to CDWR's internal systems, if any, and CDWR's interface with Perot Systems and other external systems; and

     - Define Perot Systems and CDWR's respective implementation responsibility and coordinate with CDWR's implementation schedule.

CDWR is expected to provide sufficient resources to ensure timely information gathering and decision-making. Before the workshop, CDWR and Perot Systems will agree on workshop attendees and agenda.

Within 15 business days after the workshop, Perot Systems will provide CDWR with a draft of implementation plan.


--------------------------------------------------------------------------------
STAGE TWO: INTEGRATION WITH CDWR BUSINESS PROCESSES/SYSTEMS
--------------------------------------------------------------------------------

Particular to the solution chosen, Perot Systems will provide CDWR with the standard interfaces, which:

     - Enables a participant to upload and download via internet energy capacity and transmission usage schedules in file format or via web entry;


                                                                      PSC 016388
--------------------------------------------------------------------------------
(C)Perot Systems Corporation, 2001          February 11, 2001            Page 22

Solution Offering

     - Enables CDWR to automatically generate and send schedule data received from participants or created using its internal data sources and data entry to Cal ISO;

     - Allows a participant to view and save information on energy, capacity and transmission usage schedules as well as a number of Cal ISO public information items on a web page; and

     - Permits viewing and downloading settlement statements and invoices in a set of generic or customized formats on the Internet.

All data transmission over the Internet will follow standard security protocols with server site electronic certificates, strong data encryption and password protection.

In addition to the standard participant interface, Perot Systems offers the following optional service to integrate with CDWR's internal business processes and systems.

     - Schedule data processing: This integration function will access CDWR's contract database to convert contract data (e.g., 200 MW Monthly Peak Energy Delivered in April to PCG1 in NP15) into hourly schedule data (e.g., Day-Ahead inter-SC transfer-out schedule to PCG1 to 200 MW in hour-ending 7 through hour-ending 22 in NP15), and upload the schedule data to the Scheduling DB ready for upload to Cal ISO. It will also download Cal ISO final schedules, AS reservation schedules etc., from Perot Systems into CDWR's data sources at the push of a button.

     - Settlement and billing data processing: This integration function will allow CDWR personnel to directly load settlement statements, invoices and supplemental control reports directly into CDWR's finance systems or, alternatively, create files which can then be loaded into CDWR's finance systems.


STAGE THREE: SERVICE OFFERING


DAY-AHEAD AND HOUR-AHEAD SCHEDULING


Perot Systems will interface with CDWR's existing data sources as well as its participants data files for generating Day-Ahead and Hour-Ahead schedules according to the specifications defined by Cal ISO in effect, electronically and automatically submit them to Cal ISO's SI system. Perot Systems will also automatically query and manage the interim and final schedules accepted by Cal ISO.



--------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001           February 11, 2001          Page 23

Solution Offering
--------------------------------------------------------------------------------


Specifically, Perot Systems will develop and manage the following types of Day-Ahead and Hour-Ahead Schedules:


     - Preferred and Revised Preferred Energy Generation

     - Preferred and Revised Preferred Energy Internal Interchange

     - Preferred and Revised Preferred Energy Load

     - Preferred and Revised Preferred Ancillary Service Regulation Generation

     - Preferred and Revised Preferred Ancillary Service Spinning Reserve Generation

     - Preferred and Revised Preferred Ancillary Service Replacement Reserve Generation

     - Preferred and Revised Preferred Ancillary Service Non-Spinning Reserve Generation

     - Ancillary Service Non-Spinning Reserve Dispatchable Load

     - Ancillary Service Replacement Reserve Dispatchable Load

     - Final and Adjusted Energy Generation

     - Individual Final and Adjusted Energy and Ancillary Service Interchange

     - Final and Adjusted Energy Load

     - Final and Adjusted Energy Internal Interchange

     - Final and Adjusted Ancillary Service Non-Spinning Reserve Dispatchable
       Load

     - Final and Adjusted Ancillary Service Non-Spinning Reserve Generation

     - Final and Adjusted Ancillary Service Regulation

     - Final and Adjusted Ancillary Service Replacement Reserve Dispatchable
       Load

     - Final and Adjusted Ancillary Service Replacement Reserve Generation

     - Final and Adjusted Ancillary Service Spinning Reserve

     - Final and Adjusted Ancillary Service Interchange Usage

     - Final and Adjusted Ancillary Service Generation Usage

     - Final and Adjusted Ancillary Service Load Usage

     - Final and Adjusted Ancillary Service Trades Usage

     - Final and Adjusted Ancillary Service Usage

In addition, Perot Systems will provide the following enhancements to the scheduling services mentioned above:

     - Complete audit trails for the data submission

                                                                      PSC 016390
--------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001           February 11, 2001          Page 24

Solution Offering
--------------------------------------------------------------------------------

          -    Pre-validations (schedule balance validation, or example).

          -    Existing Transmission Contracts (ETC) scheduling

          -    Firm Transmission Right (FTR) scheduling

          -    Ancillary Service self scheduling

          -    Congestion management bidding (adjustment bids)

          -    Inter-SC schedule adjustment bids


     SUPPLEMENTAL ENERGY/REAL-TIME SCHEDULING
     ----------------------------------------------------------------------

     Perot Systems generates supplemental energy/Real-time schedules based on CDWR's internal data sources or participant's data according to the specifications defined by Cal ISO. Perot Systems then electronically and automatically submits them to Cal ISO's SI system. In addition, Perot Systems provides auditing trails for data submission.

     In Solutions 1 and 2, Perot Systems will develop and manage the following types of supplemental energy/real-time schedules:

          -    Supplemental Energy Bids Generation

          -    Supplemental Energy Bids Load

          -    Supplemental Energy Import Bids


     REAL-TIME DISPATCH SERVICES (OPTIONAL)
     ----------------------------------------------------------------------

     Perot Systems proposes to offer the following optional services for Real-time dispatch and interactions with Cal ISO's Real-time dispatch operation:

          - Act on CDWR's behalf to interface with Cal ISO or other area control operators;

          - Consolidate Day-Ahead and Hour-Ahead schedules and tracking changes of schedules for Real-time operation;

          - Provide E-tagging services using third-party tagging system (such as OATI Tagging System) to support market transactions, as required by NERC to validate import/export schedules and provide source generators for unscheduled power flow (loop flow, an application under testing); and

          - Collect and report real-time data by validating and logging real-time schedule curtailment or settlements and disputes resolutions.


                                                                      PSC 016391
--------------------------------------------------------------------------------
(c)Perot Systems Corporation, 2001           February 11, 2001           Page 25

Solution Offering
-------------------------------------------------------------------------------


     PMI DATA PRESENTATION
     --------------------------------------------------------------------------

     Public Market Information (PMI) data is available from Cal ISO via two websites: the Scheduling Infrastructure (SI) and the Open Access Same Time Information System (OASIS). The SI PMI can be accessed through Cal ISO's private network, WENet, while OASIS is part of Cal ISO's public website.

     The main differences between the two sites are in the data availability and retention period. PMI data first become available on SI site and is later republished on OASIS. The SI only retains the latest 7-day information whereas OASIS contains more than a year's PMI.

     Perot Systems offers to use its applications that can automatically download and manage the PMI data. Perot Systems can also integrate its utilities programs to parse in the PMI templates and insert the information into any relational database. This approach allows other applications to use the PMI data without being affected by changes in the format of the PMI templates.

     Specifically, Perot Systems will manage the following types of PMI data:

        - Day Ahead Interim Zonal Congestion Price Difference

        - Day Ahead Final Zonal Congestion Price Difference

        - Day Ahead Market Interim Information

        - Day Ahead Market Final Information

        - Day Ahead Interim Ancillary Requirement Information

        - Day Ahead Interim Ancillary Procurement Information

        - Day Ahead Final Ancillary Requirement Information

        - Day Ahead Final Ancillary Procurement Information

        - Day Ahead Interim A/S Percentage Requirement

        - Day Ahead Final A/S Percentage Requirement

        - Day Ahead Interim A/S Region Information

        - Day Ahead Final A/S Region Information

        - Day Ahead Interim Branch Group Duration Information

        - Day Ahead Final Branch Group Duration Information

        - Day Ahead Interim A/S Interchange Information

        - Day Ahead Final A/S Interchange Information

        - Day Ahead Prescheduled Reliability Requirements

                                                                     PSC 016392

-------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001         February 11, 2001         Page 26

Solution Offering
-----------------------------------------------------------------------------
- Day Ahead Interim Total And Available Capacity of Inter Zonal Interface Information

- Day Ahead Final Total And Available Capacity of Inter Zonal Interface Information

-    Cal ISO Branch Group Actual Net Flow

-    Ex-Post 10 Minute Energy/Price Info

-    Out of Market (OOM) Calls

-    Hour Ahead Branch Group Duration

-    Hour Ahead Ancillary Requirement

-    Hour Ahead Ancillary Procurement

-    Hour Ahead Branch Group Congestion Prices

-    Hour Ahead Zonal Congestion Price Difference

-    Hour Ahead Generation Meter Multipliers

-    Hour Ahead Tie Meter Multipliers

-    Hour Ahead Branch Group Final Flow

-    Hour Ahead A/S Percentage Requirement

-    Hour Ahead A/S Region Information

-    Hour Ahead A/S Interchange Information

-    Hour Ahead Branch Group Duration

-    Hour Ahead Company Losses

-    Hour Ahead Total And Available Capacity Of Inter Zonal Interface

-    Ex-Post Branch Group Duration Information

-    Ex-Post Schedule/Price Info-Generation

-    Ex-Post Schedule/Price Info-Load

-    Ex-Post Schedule/Price Info-Interchange

-    Zonal Predispatched Prices

-    Ex-Post Region Definition

SETTLEMENTS SERVICES
-----------------------------------------------------------------------------
Perot Systems' Settlements System interfaces with Cal ISO Settlements System including performing 10-minute Settlements, providing Day-Ahead and Hour-Ahead settlements, preliminary versus final statements (reconciliation) and settlements dispute tracking.

                                                                      PSC 016359
--------------------------------------------------------------------------------
(C)Perot Systems Corporation, 2001       February 11, 2001         Page 27

Solution Offering
--------------------------------------------------------------------------------

     Perot Systems' Settlements System process generates daily preliminary and final settlement statements, validation reports, and periodic invoice reconciliation reports for all energy transactions. Settlements will ultimately serve as the financial reporting intermediary between Cal ISO and any Scheduling Coordinator. It will also respond to participant's inquiries, monitor the accuracy of statement activity, and manage the dispute process in the event of discrepancies, which includes filing disputes with Cal ISO on behalf of the participants.

     For forward markets, the Settlements System will calculate the value of each trade as determined by the final schedules and price, and send each participant a daily statement containing the details of each trade.

     The Real-time dispatch instructions and Cal ISO-supplied information about adjustments and deviations from the Forward market schedules will form the basis of the settlement statements and invoices for the Real-time market. For this market, this function consists of receiving from Cal ISO the actual payments and charges for Real-time energy generated or used.

     As an optional service when CDWR needs to settle with its participants, our processes and systems will calculate the value of each participant's actual generation or use, sending each participant a daily statement of the amounts and prices of their transactions. Also, on a periodic (monthly or bi-weekly) basis sending an invoice summarizing an entire period of Real-time transactions and stating the payment due to or from each participant. Finally, on a periodic (monthly or bi-weekly) basis, each participant will be sent an invoice report summarizing an entire period of transactions and stating the payment due to or from the participant (optional).

     REAL-TIME ISO SETTLEMENTS

     This process produces preliminary and final settlement statements for actual metered energy, ancillary services and congestion relief, and Cal ISO grid management charges. Cal ISO provides preliminary and final settlements data detailing these transactions. Cal ISO also provides the amount to be paid/charged for these types of transactions and settlement processing passes these on to participants.

     Some Cal ISO charges/payments are matched to specific participants while others are shared across multiple participants. As stated above, this could be provided as an optional service.

     As an optional service, for shared charges, Settlements calculates the share fractions to be applied to each participant. The shared transactions are allocated to participants on a fair and equitable basis.

                                                                      PSC 016394
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001     February 11, 2001                Page 28

Solution Offering
-------------------------------------------------------------------------------

     The following outlines specific characteristic and value added services provided through our Real-time Settlement System:

          -  Tracking of all Cal ISO retired and new charge types

          -  Handling of Bilateral contracts and Inter SC trades

          - Support of multiple settlement intervals, whether hourly or in any minute increment

          -  Adherence to any payment calendar

          - Handling of multiple ownership of resources including percentage ownership and per contract (qualified facilities)

          - Allowance for Dynamic Region to Zone Relation, including redistribution of Cal ISO Charges/Payments based on dynamic allocation of zones to regions.

          -  Handling all Cal ISO resource naming conventions

          - Handling all Cal ISO Manual Line Items, to include prior day adjustments, adjustments for disputes/errors, and DC loss on Intertie

          -  Providing detailed information on all Cal ISO charges/payments

          -  Unbundled charge types

          - Providing detailed information on prior day adjustments, including information on specific dates and charge types

          - Support for meter values to be used in the settlements process (optional)

          - Allocation of Cal ISO Ancillary Service charges based on metered load and export rather than scheduled load and export (optional)

          - Verification of Cal ISO meter quantities with participants Meter Data Acquisition System (MDAS) data (optional)

          -  Handling of Questionable Data from Cal ISO

          -  Suspension and clearing of wrong charges/payments

             -  Charges and payments from Cal ISO that cannot be processed

             -  Unidentified charges and payments

             - Cal ISO supplemental information needed to process statements is inaccurate or does not match Cal ISO file

             - Manual line items do not contain sufficient information to process

             -  No resource, zone, hour

             - Make reasonable effort to resolve Cal ISO and CDWR suspense account issues

          - Maintenance of Master Data consistency between Cal ISO and CDWR (optional)

                                                                      PSC 016395
--------------------------------------------------------------------------------
(c)Perot Systems Corporation, 2001          February 11, 2001            Page 29

Solution Offering
--------------------------------------------------------------------------------
- Redistribution of Cal ISO Charges/Payments based on geographic location
  Share across the Control Area, Region, Zone, and Intertie

- Handling of Customized Products

  - Ancillary Service Self Provision

- Determining Grid Management Charges

  - Compatible with latest Cal ISO Unbundling of GMC charges

  - Reconciliation of daily to monthly GMC charges

- Handling of Regulatory Must Run units

- End of Month processing

  - Re-conciliation of daily to monthly charges/payments

- Recalculation/Re-distribution of Imbalance Energy

- Handling of Preliminary and Final statements from Cal ISO

- Handling of multiple invoicing structure

  - Dual Invoicing

  - Netted Invoicing

  - Invoicing based on Final

- Handling of Administrative Charges

  - Volumetric

  - Fixed

  - Global and Partial Fees

- Settlements Web Site will allow for participants to self-configure settlement statements with reports (optional)

SETTLEMENTS DISPUTE TRACKING

Our Settlements System produces Settlement Statements that clearly indicate to market participants what they owe and what is owed to them for both Forward market and Real-time energy transactions.

Under current regulations, market participants have a designated number of business days within which to dispute the charges and/or payments on the statement. Dispute Tracking is responsible for dispute registration, Cal ISO communication, participant communication, and dispute resolution.

Common dispute scenarios include:

                                                                      PSC 016396
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001        February 11, 2001             Page

SOLUTION OFFERING
-------------------------------------------------------------------------------

     - A participant may question a specific dollar amount on the daily Forward market or Real-time market statement (optional);

     - A participant may question Cal ISO policy governing the calculation of the dollar amount (optional);

     - Real-time statements may not be processed due to insufficient information from Cal ISO; and

     - The validation process may flag inconsistency between Cal ISO Real-time transactions and provided information.

Our Dispute Tracking establishes a prompt daily dispute resolution process and provides timely resolution of disputes within payment calendar and Cal ISO guideline.

Within Perot Systems' system, and as an option, disputes may be submitted to Cal ISO on behalf of the participant (Proactive Disputes) or received from the participant to be placed with Cal ISO. The following functionalities are available:

     - Submission of Proactive Disputes to Cal ISO based on agreed criteria such as:

          -    Missing information in settlement files from Cal ISO

          - Inconsistency between Cal ISO meter data and participant's meter data

     - Research, validation and submission of participant's disputes to Cal ISO with supporting data:

     -    Process resolved disputes from Cal ISO;

     - Assign a tracking numbers to all disputes and track disputes from inception through resolution;

     - Retain a communication log related to all dispute research, resolutions, or correspondence;

     -    Provide web based dispute inquiry capability;

     -    Provide web based dispute submission capability;

     -    Provide participant capability to download dispute data;

     -    Provide acknowledgement of dispute; and

     -    Provide summary report capability.

FORWARD MARKET (DAY-AHEAD/HOUR-AHEAD) SETTLEMENTS (OPTIONAL)

This optional settlements service will be part of a potential trading operation that CDWR may run with its participants in the future to balance its supply and demand in light of long-term supply contracts that it will manage. Cal ISO will manage transmission congestion in the forward schedule market (pre Real-time). Cal ISO
-------------------------------------------------------------------------------

(C)Perot Systems Corporation, 2001       February 11, 2001         Page 31

Solution Offering
-----------------------------------------------------------------------------

will use adjustment bids to adjust individual resource schedules to relieve congestion and to calculate the usage charge rate.

The followings outlines Day Ahead and Hour Ahead settlement processes:

- Loading and validation of final schedules and prices from scheduling systems;

-    Validation of participant information against market portfolio;

-    Validation of Cal ISO final schedules;

-    Importation of Cal ISO line duration data;

- Using the Day-Ahead and Hour-Ahead to determine what trades were made and the price, calculate for each participant the preliminary payments and/or charges for each product traded;

-    Calculation of each participant's share of line duration charges;

- Calculation of an administration fee and other service fees for CDWR participants, if applicable, based on provided guidelines;

-    Production of a settlement statement according specific guidelines;

-    Operational and financial reporting; and

- Production of verification reports, status reports and optional participant specific reports.

This process calculates the value of electricity trades made in the Day-Ahead and Hour-Ahead auctions. It creates a statement for each participant detailing the resource, type of energy traded, the amount of energy, and the dollar value. The preliminary statements will be delivered to participants within specific timeline.

The participants have specific time after receipt of the preliminary statement to review and dispute any items on the preliminary statement. Final statements, on which invoices are based, are delivered to participants within provided timeline after the review period ends.

INVOICE RECONCILIATION
-----------------------------------------------------------------------------

Perot Systems will reconcile Cal ISO monthly charges/payments against daily settlement statements. Perot Systems will also provide comprehensive reports with detailed explanation of monthly Cal ISO charges and payments based on daily activities provided through Settlement Statements. Additionally, Perot Systems offer both Dual Invoicing and payment transfer through its FedWire interface.

-----------------------------------------------------------------------------
(C)Perot Systems Corporation, 2001       February 11, 2001         Page 32

Solution Offering
--------------------------------------------------------------------------------

METER DATA PROCESSING AND VALIDATION (OPTIONAL)
--------------------------------------------------------------------------------

Our Settlements System can use meter data to determine the energy generated and used in Real-time. Meter data is the basis of charges and payments for Real-time generation and load.

If this option is chosen, the following validation processes are available to ensure Settlement Quality Meter Data:

      -     Verification of authorization and authentication;

      - Tracking of participants' changes to portfolio of loads and generation;

      - Validation of submitted meter data against participants' portfolio of active loads and generation;

      - Validation of submission of meter data through authorized participants only;

      - Validation of submitted meter data against participants' schedule data and reported deviation above certain tolerance or missing meter reads;

      -     Validation of submitted meter data for completion and accuracy;

      - Verification of data accuracy for Daylight Saving and Pacific Standard Time;

      - Verification of submission of meter data to Cal ISO based on Cal ISO's calendar;

      - Retention of an acknowledgment note from Cal ISO upon submission and validation;

      - Resolution of any inconsistency between meter data submission with Cal ISO;

      - Daily production of a report that is submitted to each participant listing out the result of validation. Upon re-submission of corrected meter data, the validation process is applied again to ensure accuracy and timeliness; and

      - Availability of grid-polled meter data through submission of a request to Cal ISO for providing settlement reading meter data.


 Additional services available:

      -     Calculation of meter data based on schedule data;

      -     Calculation of meter data based on SMUD Bubble calculation; and

      -     Presentation of metering values and trend curves.


                                                                      PSC 016399
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001          February 11, 2001           Page 33

Solution Offering
--------------------------------------------------------------------------------

CHARGE/PAYMENT ALLOCATION AMONG CDWR PARTICIPANTS
PER CDWR REQUIREMENTS (OPTIONAL)
--------------------------------------------------------------------------------

Perot Systems are fully able to redistribute Cal ISO's deviation charges across the participant pool, if applicable. To do this, Perot Systems will:

  - Apply netting concept at participant level when applying uninstructed deviation through participant pool;

  - Apply uninstructed deviations at resource level deviation or any other guideline;

  -  Use appropriate incremental or decremental prices;

  -  Distribute any savings balance using pro rata guideline;

  - Re-distribute Cal ISO's Neutrality Adjustment to participant pool based on the control area demand share fraction;

  - Re-distribute Cal ISO's Intrazonal congestion charges/payments based on demand zonal share fractions;

  -  Re-distribute of Transmission Owner Debit based on supply and demand;

  - Re-distribute Unaccounted for Energy (UFE) charges/payment based on schedule;

  -  Re-distribute Cal ISO Grid Management Charges based on schedule;

TRACKING ISO PROCESSES AND SYSTEMS CHANGES
--------------------------------------------------------------------------------

A key element of the value in Perot Systems capability is its experience and success in keeping up with Cal ISO processes and data configuration modifications. Cal ISO has filed 37 amendments before FERC for its operating tariffs.(7) The scheduling templates have undergone 17 major revisions with over 125 changes.

Perot Systems offer to track Cal ISO's process changes and keep its applications and systems in line. Perot Systems will mitigate the risk to CDWR caused by such changes. Perot Systems have done this through the following means:

  -  Being an active member of Cal ISO Technical Standard Working Group (TSWG);

  - Our ability to provide comprehensive assessment of Cal ISO changes and quickly perform impact analysis;

--------------

(7) Last year alone CalPX spent $3.5M in software development to keep pace with Cal ISO business process and system changes.

--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001         February 11, 2001            Page 34

Solution Offering
--------------------------------------------------------------------------------


     - Creating flexible and configurable software;

     - Using comprehensive testing methodology and tools;

     - Possessing an effective, high quality change management process; and

     - Our experienced and knowledgeable staff familiar with the IOUs' market simulation process.

Perot Systems anticipate several important changes in Cal ISO's systems in the near term:

     - OASIS Replacement: The new OASIS system will include additional reports, new query parameters and most important using XML/DTD data Schema.

     - Congestion Management (CM) reform. Cal ISO has been undergone in a comprehensive review and redesign of Cal ISO's CM processes and protocols. The redesign effort was directed by the FERC directive in January 2000 and reaffirmed in the FERC's order of December 2000. The reform will have major ramifications to the scheduling system.

Additionally, Perot Systems have demonstrated ability for rapid implementation of market regulation changes as defined by FERC and CPUC.



DATA ARCHIVING
--------------------------------------------------------------------------------

Perot Systems defines data archiving as the removal of aged data from a database or file so as to maintain performance and usability of associated applications and query tools against "current" data. "Current" data is defined as 30 calendar days after settlement.

Archived data will be accessible through query service requests for a minimum three-year period. After three years, the data will be reviewed for continued retention based on its business need.

Archived data will be maintained in its operational data structure format. It will not be reformulated into data warehouse structures.

Data will be archived on a quarterly basis, at minimum and an inventory of archived data will be available through a secure web interface.





                                                                      PSC 016401

--------------------------------------------------------------------------------
(C)Perot Systems Corporation, 2001          February 11, 2001            Page 35

Solution Offering
-------------------------------------------------------------------------------

     INTEGRATION WITH NEW SYSTEMS EXTERNAL TO CDWR AND
     INTEGRATION WITH ENTITIES OTHER THAN ISO (OPTIONAL)

     At the request of CDWR, Perot Systems will scope, design and implement interfaces to integrate its system and/or the CDWR system as appropriate with other systems external to CDWR, such as an external energy market from which CDWR may be purchasing energy. Such systems exclude Cal ISO, whose integration is already internalized within the Perot Systems service.

     TRADING AND CREDIT EVALUATION CAPABILITY (OPTIONAL)

     Perot Systems can provide the following optional service related to energy market related activities that CDWR could potentially engage. In particular, Perot Systems can provide solutions in the following areas:

          - Auctions for energy procurements. Perot Systems have built all the web interfaces, auction validation rules, and auction operator interface for the Alberta's power supply auctions. the auctions were conducted on August 2000 with over $2.3 billion transactions. The contracts were for one-year terms for 2001, 2002 and 2003. More than 2,800 megawatts of electricity contracts were sold to forty-five successful bidders. Over sixty bidders had qualified to participate in the auction.

          - Bid/Ask based trading. Perot Systems have built the web interfaces, price info applications for the CalPX's Block Forward Markets, CalPX recently announced savings of almost $1.2 billion by participants in Block Forwards Market from last May to December. Perot Systems have in-depth knowledge on all aspects of trading and can offer a web-based trading system and set up energy exchange for buyers and sellers to trade in Real-time. Perot Systems also have systems in place to settle and invoice these trades.


          - Bilateral matching and RFP/RFQ. Perot systems can also set up bulletin board applications to allow buyers and sellers to negotiate purchasing agreements and on flexible terms. With this system, buyer can send detailed RFP/RFQ requests to the market or to a set of sellers and awaits responses/completion.

          - Credit Evaluation. Perot Systems have developed the risk computation and credit management systems for the CalPX's Block Forward Markets. In the risk model, Perot Systems compute the risk values based on the position held in any participants. The risk value is determined by four factors:

                                                                      PSC 016402
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001       February 11, 2001              Page 36

Solution Offering
-------------------------------------------------------------------------------

     -    Underlying product market prices

     -    Volatility (variability)

     -    Time to expiration

     -    Correlations of the different products

     In addition, Perot Systems have also developed database applications to track each participant's collaterals that include letter of credit, surety bond, cash and insurances.









                                                                     PSC 016403
-------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001          February 11, 2001          Page 37

Technology
-------------------------------------------------------------------------------

     TECHNOLOGY

     --------------------------------------------------------------------------
     WEB-BASED ARCHITECTURE
     --------------------------------------------------------------------------

     The diagram below shows the technical architecture of Perot Systems' solution. The applications are web-centric and using Component Object Model
     (COM) architecture to facilitate the structure of Web applications. Perot Systems' technology platform is based on Microsoft's Web solution platform (formerly known as DNA) and offer complete scalability affordable performances. Perot Systems' applications and tools take full advantage of n-tiered distributed application architecture. The presentation, business logic, and data tiers, which share services are separated and communicate via the Component Object Model (COM).

     Internet security is achieved through enforcement of security policies. Access to all data and applications will be based on access control policy and external communication of private information are encrypted using HTTPS
     (SSL) protocols.

     Our proposed architecture has the following benefits:

          -    Fast development.

          -    Reduced hardware costs

          -    Interoperability: Working with Existing Data & Applications

          -    Scaleable and adaptable to future needs (XML)

          -    Easy support and maintenance

                                                                      PSC 016404
-------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001          February 11, 2001          Page 38

Technology
-------------------------------------------------------------------------------

                  [3-Tier Architecture and Interface Graphic]

     ---------------------------------------------------------------------------
     FULL REDUNDANCY
     ---------------------------------------------------------------------------

     Perot Systems uses a fully redundant solution from application and data storage point of view in order to minimize operations risks.

     --------------------------------------------------------------------------
     BACKUP SITE (AVAILABLE 6/30/01)
     --------------------------------------------------------------------------

     Procedures and systems will be followed to prevent avoidable system failures and to minimize the adverse effects of unavoidable system failures and disasters. For example, data will be backed-up daily and stored at an offsite location. Also, change management procedures will be rigorously followed.

     Disaster recovery plans will be established and implemented establishing redundant systems at Perot Systems Dallas corporate office. Data will be replicated between Alhambra and Dallas on a Real-time basis.



                                                                       PSC016405

--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001          February 11, 2001           Page 39

Technology
--------------------------------------------------------------------------------

Critical systems to scheduling and settlements will be recoverable within two hours of declaration of a disaster. Users and administrators will be able to access the disaster recovery site remotely through a secure Internet connection. The remainder of the systems will be recoverable at the disaster recovery site within 48 hours, if required.

Disaster recovery test plans will be established and tested on an annual basis.

Change management procedures will include the disaster recovery site so that the site continually mirrors the production environment.

--------------------------------------------------------------------------------
DATABASE PLATFORMS
--------------------------------------------------------------------------------

Our preferred database platform is based on Microsoft's Web solution platform (formerly known as DNA). The database will use Microsoft SQL 7.0 or SQL 2000 products that are running on PC platforms with cluster controllers.

The platform has the following advantages:

     - Scalability and high availability. SQL products have multiprocessor replication and cluster supports.

     - Affordability. SQL products are less costly compared with other relational databases.

     - XML support from Microsoft. Microsoft continues integrating and embedding an XML parser into SQL Server 2000.

However, for Solution 3 (software solution) Perot Systems is willing to adapt its solution using other database technologies.




                                                                       PSC016406

--------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001           February 11, 2001          Page 40

Technology
--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     HARDWARE AND SOFTWARE PLATFORMS
     ----------------------------------------------------------------------

     Our preferred hardware platform is based on Microsoft's NT operating system. However, for Solution 3 (software solution) Perot Systems can adapt its solution to other operating systems.

               SCHEDULING SERVICES FOR CERS -- A SYSTEM OVERVIEW

                                   [GRAPHIC]

                                                                      PSC 016407
--------------------------------------------------------------------------------
(c)Perot Systems Corporation, 2001       February 11, 2001               Page 41

Pricing
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     PRICING
--------------------------------------------------------------------------------
     As indicated above, our pricing will vary depending on the selected solution. In the following we present our pricing options.


--------------------------------------------------------------------------------
     PRICING FOR SOLUTION 1
--------------------------------------------------------------------------------

     In this solution Perot Systems will charge a monthly subscription fee and a monthly volumetric fee for its scheduling and ISO settlements operations services.(8) The minimum term for this service is two years. There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. However, these charges will be fully refunded over the two-year term. Under this solution Perot Systems will track ISO business process and systems changes to ensure compatibility with such changes.


     ---------------------------------------------------------------------------
       STAGE         PRICING        RATE                    COMMENTS
                    MECHANISM
     ---------------------------------------------------------------------------
         1.           T&M         $200/hr       Will not exceed $100K. Fees will
     Req. study    with a cap                   be fully refunded during the
                                                2-year operation term.
     ---------------------------------------------------------------------------
         2.           T&M         $200/hr       Will determine a cap based on
     File based    with a cap                   Stage 1. Fees will be fully
     Integration                                refunded during the 2-year
                                                operation term.
     ---------------------------------------------------------------------------
         3.       Subscription   Subscription   - Subscription fee covers 2.5
      Business        plus      $550,000/month    TWh per month of energy and
     Operation     Volumetric                     250 GWh per month of capacity
                                 Volumetric:      scheduling and ISO settlements
                                2.5-5(cents)
                                  Per side      - Volumetric fee is 5(cents)/MWh
                                                  per side for the second 2.5
                                                  TWh of energy or the second
                                                  250 GWh per month of capacity
                                                  scheduling and settlements per
                                                  month

                                                - Volumetric fee is 2.5(cents)/
                                                  MWh per
--------------------------------------------------------------------------------

------------
(8) 20% discount will apply to subscription and volumetric fees if 7x24 operation is not required.

                                                                     PSC 016408
-------------------------------------------------------------------------------
(C) Perot Systems Corporation, 2001         February 11, 2001         Page 42

Pricing
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------
STAGE            PRICING       RATE        COMMENTS
                MECHANISM
-----------------------------------------------------------------------------
                                          side for energy or capacity
                                          scheduling and settlements
                                          exceeding 5 TWh per month for
                                          energy and 500 GWh for
                                          capacity.


-----------------------------------------------------------------------------
PRICING FOR SOLUTION 2
-----------------------------------------------------------------------------
In this solution, Perot Systems will charge a monthly subscription fee and a monthly volumetric fee for its scheduling and settlements application hosting services.(9) The minimum term for this service is two years. There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. However, these charges will be fully refunded over the two-year term. Under this solution Perot Systems will track ISO systems changes to ensure compatibility with such changes.

------------------------------------------------------------------------------
STAGE            PRICING       RATE        COMMENTS
                MECHANISM
------------------------------------------------------------------------------
   1.            T&M         $200/hr      Will not exceed $100K. Fees will
Req study    with a cap                   be fully refunded during the 2-year
                                          service term.
------------------------------------------------------------------------------

   2.            T&M         $200/hr      Will determine a cap based on
File based   with a cap                   Stage 1. Fees will be fully refunded
Integration                               during the 2-year service term.
------------------------------------------------------------------------------

   3.        Subscription  Subscription   - Subscription fee covers 2.5 TWh
Application     plus      $300,000/month    per month of energy and 250
  Hosting    Volumetric                     GWh per month of capacity
                          Volumetric:       scheduling and settlements
                         1.5-3(cents)/MWh
                           Per side       - Volumetric fee is 3(cents)/MWh per
                                            side for the second 2.5 TWh of
                                            energy or the second 250 GWh

------------------------------------------------------------------------------


-----------------------------------
(9) 20% discount will apply to subscription
and volumetric fees if 7x24 operation is not required.               PSC 016409
--------------------------------------------------------------------------------
(C)Perot Systems Corporation, 2001           February 11, 2001           Page 43

Pricing
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
    STAGE              PRICING              RATE                      COMMENTS
                      MECHANISM
------------------------------------------------------------------------------------------------
                                                               per month of capacity scheduling
                                                               and settlements per month

                                                             - Volumetric fee is 1.5 cents/MWh
                                                               per side for energy or capacity
                                                               scheduling and settlements
                                                               exceeding 5 TWh per month for
                                                               energy and 500 GWh for
                                                               capacity.
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICING FOR SOLUTION 3
--------------------------------------------------------------------------------

In this solution Perot Systems will charge a license fee and an annual maintenance fee for its scheduling and settlements applications. There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. Under this solution, Perot Systems will track ISO systems changes to ensure compatibility with such charges. CDWR will pay for installation and integration of such charges.

------------------------------------------------------------------------------------------------
    STAGE              PRICING              RATE                      COMMENTS
                      MECHANISM
------------------------------------------------------------------------------------------------
      1.                 T&M              $200/hr            Will not exceed $100K. Will
  Req study           with a cap                             provide up to 100 hours of study
                                                             at no charge to CDWR once license
                                                             fee is paid.
------------------------------------------------------------------------------------------------
      2.                 T&M              $200/hr            Cap will be determined at the end
  File based          with a cap                             of Stage 1. Will provide up to 400
  Integration                                                hours of integration services at
                                                             no charge to CDWR once license fee
                                                             is paid.
------------------------------------------------------------------------------------------------
      3.              Upfront and          License:          All major system/application
  License fee         annual license      $2,000,000         changes due to ISO will be priced
                                                             on T&M basis.
                                          Maintenance:
                                          $400,000/year
------------------------------------------------------------------------------------------------



                                                                      PSC 016410
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001        February 11, 2001             Page 44

Pricing
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     PRICING FOR OPTIONAL SERVICES
     ---------------------------------------------------------------------------

     The following present the price menu of our optional services. All three options of operations services, application hosting and software solution are available for these optional services. CDWR may choose one or more of these services and the method of delivery in conjunction with one of the base solutions offered earlier. It is necessary the delivery option for optional services to be consistent with that of the selected solution option.

---------------------------------------------------------------------------------------
Optional Service      Operations               Applications          Software Solution
                      Service(10)              Hosting(11)
---------------------------------------------------------------------------------------
 Integration with         Subscription:          Subscription:            License:
       CDWR               $60,000/month          $40,000/month            $500,000
"participants" and      (3 participants)       (3 participants)
allocation of all                                                       Maintenance:
  charges among         $8,000/month per        $5,000/month per       $100,000/Year
these participants         additional              additional
                           participant            participant           Integration:
                                                                          $200/hr
                                                                     (For more than 100
                                                                     hours of services)
---------------------------------------------------------------------------------------
Real-time Dispatch      $25,000/month per        Subscription:            License:
   and Tagging                staff              $25,000/month            $250,000
     Services
                                                                        Maintenance:
                                                                        $50,000/Year

                                                                        Integration:
                                                                          $200/hr
                                                                     (For more than 50
                                                                     hours of services)
---------------------------------------------------------------------------------------
     Trading:         2(cents)/MWh per side    1.2(cents)/MWh per         License:
 Clearing Auction         (No clearing)               side                $500,000
Bilateral Matching
    Pay as bid                                                          Maintenance:
                                                                       $100,000/Year
---------------------------------------------------------------------------------------

-----------
(10) Integration services are included.
(11) Integration services are included.

                                                                      PSC 016411
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001     February 11, 2001                Page 45

Pricing
--------------------------------------------------------------------------------


Optional Service             Operations              Applications                Software Solution
                             Service(10)              Hosting(11)
-----------------------------------------------------------------------------------------------------
                                                                                    Integration:
                                                                                      $200/hr
                                                                                  (For more than 100
                                                                                   hours of services)
-----------------------------------------------------------------------------------------------------
   Transparent                  N/A                       N/A                         $200/hr
 integration with
  existing & new
     systems
-----------------------------------------------------------------------------------------------------
   Meter data              Subscription:             Subscription:
 processing and            $45,000/month             $25,000/month
    validation           (3 participants)           (3 participants)
 (includes MDAS                  &                          &
  and metering           $5,000/month per           $3,000/month per
interface software)          additional                additional
                            participant                participant
-----------------------------------------------------------------------------------------------------


EXAMPLE PRICING OF OUR SERVICES
--------------------------------------------------------------------------------

We are presenting the following pricing scenario to better illustrate our comprehensive pricing proposal.

SCENARIO:

Monthly energy scheduling:  5 TMh

Monthly capacity scheduling:  500 GWh

Number of participants: 3 (settlements with participants required)


Solution Option             1                 2                     3
-------------------------------------------------------------------------------
Monthly                 $550,000          $300,000                 None
Subscription
-------------------------------------------------------------------------------
License Fee               None              None            $2,000,000 up front
-------------------------------------------------------------------------------

                                                                      PSC 016412
--------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001        February 11, 2001            Page 46

PRICING
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Maintenance                None                 None               $400,000/year
---------------------------------------------------------------------------------------
Monthly              First 2,500,000       First 2,500,000            None
volumetric Fee         MWh is free           MWh is free
for energy
                  $.05 x 2 x 2,500,000     $.03 x 2 x 2,500,00
                     MWh = $250,000           MWh = $150,000
---------------------------------------------------------------------------------------
Monthly           First 250,000 MWh        First 250,000 MWh          None
volumetric Fee         is free                  is free
for capacity      $.05 x 250,000 MWh       $.03 x 250,000 MWh
                      = $12,500                = $7,500
---------------------------------------------------------------------------------------
Share Fraction          $60,000                 $40,000             $500,000 up front
Solution (3                                                          $100,000/year
participants)                                                      $200/hr Integration
---------------------------------------------------------------------------------------
Other Costs            Negligible          20 FTE's to Operate     Hardware costs plus
                                             System and their     35 FTE's to integrate
                                           systems, and cost of     and operate, and
                                            link between CDWR        modify for ISO
                                             and Perot sites             changes
---------------------------------------------------------------------------------------
Monthly Service        $872,500                 $497,500             $2,500,000 upfront
Fees                                              Plus                      Plus
                                              20 FTE + some          35 FTE + systems +
                                           systems + plus ISO        integration + ISO
                                           process tracking and      process and system
                                               modification            tracking and
                                                 expenses              modification
                                                                         expenses
---------------------------------------------------------------------------------------



                                                                       PSC016413

-------------------------------------------------------------------------------
(c) Perot Systems Corporation, 2001       February 11, 2001             Page 47